UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554
____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 18, 2022, Rocky Mountain Chocolate Factory, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via webcast. At the close of business on June 24, 2022, the record date for the Annual Meeting, there were 6,216,724 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company.

At the Annual Meeting, 4,758,826 of the Company’s 6,216,724 outstanding shares of common stock entitled to vote as of the record date, or approximately 76.55%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission on July 5, 2022.

The final voting results on the proposals presented for stockholder approval at the Annual Meeting are as follows:

Proposal No. 1: The Company’s stockholders elected six directors to serve until the 2023 annual meeting of stockholders and until their successors are elected and qualified, based upon the following votes:

Nominees	Votes For	Votes Withheld
Jeffrey R. Geygan	3,665,251	636,607
Robert J. Sarlls	4,581,363	84,452
Gabriel Arreaga	3,507,376	1,156,439
Mark O. Riegel	3,569,754	1,094,061
Brett P. Seabert	3,686,497	55,375
Sandra Elizabeth Taylor	2,984,296	1,679,519

Proposal No. 2: The Company’s stockholders ratified the appointment of Plante & Moran PLLP as the Company’s independent, registered public accounting firm for the fiscal year ending February 28, 2023, based upon the following votes:

Votes For	Votes Withheld	Abstentions
4,693,699	17,920	47,207

Proposal No. 3: The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement, based upon the following votes:

Votes For	Votes Withheld	Abstentions
2,759,728	1,788,672	115,412

Item 7.01.	Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On August 24, 2022, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 24, 2022 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: August 24, 2022	By:	/s/ Robert J. Sarlls
	Name:	Robert J. Sarlls
	Title:	Chief Executive Officer